[GRAPHIC]

Smith Barney
Natural
Resources
Fund Inc.

----------------------------------
S E M I - A N N U A L  R E P O R T
----------------------------------

April 30, 1999

Smith Barney Mutual Funds

Smith Barney                                 [PHOTO]      [PHOTO]
Natural Resources
Fund Inc.                                    HEATH B.     JOHN G.
                                             MCLENDON     GOODE

                                             Chairman     Vice President and
                                                          Investment Officer

Dear Shareholder:
We are pleased to provide the semi-annual report for the Smith Barney Natural Resources Fund Inc. ("Fund") for the period ended April 30, 1999. We hope you find this report to be useful and informative. In this report we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Performance Update
For the six months ended April 30, 1999, the Fund's Class A, Class B and Class L shares returned 19.26%, 18.87%, 18.90% (without sales charges), respectively. In comparison, the Fund's Lipper, Inc. peer group returned 16.07% over the same period. (Lipper, Inc. is a major fund-tracking organization.)

Economic and Market Update
Between October 1998 through February 1999, U.S. stock market breadth was very narrow and the major indexes were strongly influenced by a limited number of large-capitalization stocks. Although indexes such as the NASDAQ Composite Index and the S&P 500 Index were showing substantial gains, most stocks were making little progress and many smaller and mid-cap stocks were actually declining in price. (The NASDAQ Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities, more than 4,700 companies, listed on the NASDAQ stock market. The S&P 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.) An unweighted index such as the Value Line Index made its peak in April 1998 and declined 20% between then and year end. Until the last two months, natural resource stock prices generally were under pressure.

The continuing economic problems in Asia and the problems in Russia and Brazil caused the monetary authorities in the United States and elsewhere to redouble their efforts to provide sufficient liquidity during a period of economic stress.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       1

The government of Japan also began to consider much more proactive monetary and fiscal measures to revive its economy. Alan Greenspan and former Secretary of Treasury Robert Rubin, in the U.S., spearheaded coordinated efforts to "reflate" the world economy, that is to use monetary and fiscal policy aggressively to lay the basis for an increase in world Gross Domestic Product ("GDP") growth.

Global GDP growth, in 1999, is expected to be the slowest in 50 years and a continuation of economic activity at these levels potentially could subject many parts of the world to social, political, as well as economic risks.

The Greenspan/Rubin initiatives begun last year are extremely important but it took until March 1999 for the stock market to react to their significance. In our opinion, reflation brings with it much more than the prospects for higher world GDP growth rates. The long-term trade-off is somewhat higher interest rates and inflation risks.

In addition, faster economic growth probably could benefit economically sensitive issues and broaden the market substantially. Most importantly, reflation may cause investment flows to move away from longer duration equities, that is, growth stocks. If inflation and interest rate risks are higher with reflation, future earnings need to be discounted more heavily and P/E ratios for many of the modern day "nifty-50" can be expected to decline. In other words, reflation may lead to conditions that cause a major change in stock market leadership.

We may have begun to see this pattern in March through April 1999 as economically sensitive stocks, including natural resources, performed better in absolute and relative terms than at any time in the last five years. We believe this may be the beginning of a multi-year period in which natural resource stocks do well relative to the U.S. stock market.

Principal Investment Strategies Employed
Within the S&P 500 Index, many natural resource companies are found in the basic materials and energy sectors. Basic materials comprise only about 3% of the S&P 500 and energy's weight has fallen to about 5%. This compares with 8% and 14% respectively at the beginning of the 1990s. Many mutual funds and other investors probably have been underweighted in these sectors of the market. With the exception of the integrated oil stocks, many leading natural resource companies are relatively small when compared to mega-capitalization companies in financial services, technology, and health care. It has been our belief that the first money made when investor interest returned to natural resources would be made in the largest companies within this area of the market. Therefore we sought out what we think are the best opportunities and made them core positions in the Fund.


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders

Second, we have also tried to identify the best supply and demand relationships within natural resources. We believe that domestic natural gas and paper represent compelling risk and reward opportunities over the next twelve months. Natural gas production probably should decline in 1999 but there is continued growth in demand and Canada, an alternative supply source, may have difficulty providing the level of additional supplies that may be needed. Rig counts in the United States and Canada remains low. Domestic natural gas, integrated oil, and energy service stocks account for about 46% of the Fund's portfolio as of April 30, 1999.

Paper stocks have been in their own private bear market since 1995. With the exception of Indonesia, there have been limited new expansions in most parts of the world. Improved economic conditions, at some point, should return pricing power to paper stocks and we are seeing evidence of this possible trend recently in containerboard prices. Paper companies comprise about 12% of the portfolio. As of April 30, 1999, other important Fund investment commitments were in metals and mining (16%), agriculture and related (7%), steel (7%), and chemicals (4%).

Given conditions in the world, we felt it was prudent to concentrate our assets in the United States and other more stable countries. Currency and political risks are just too high in many parts of the world. During the last six months, our exposure outside the U.S. was reduced significantly.

Portfolio Activity*
The principal Fund purchases during the reporting period occurred in energy and we emphasized industry leaders. Within energy, companies such as CONOCO, Halliburton, Baker Hughes, Schlumberger, Burlington Resources, Barrett Resources, Apache and Vastar, either were added or increased in size. In paper, Weyerhaeuser, International Paper, and Mead were purchased and these positions were consistent with our desire to emphasize what we thought were outstanding opportunities within this sector of the market.

We also added Stone Smurfit within the paper group because of its extraordinary leverage and sensitivity to containerboard prices. In agriculture, new positions in IMC Global (fertilizer) and Archer Daniels Midland were added. In chemicals, DuPont and Engelhard were new additions. Within the steel sector, the position in Nucor was increased and USX (U.S. Steel) Corp. was added to the portfolio.

Most of the Fund's sales were in smaller companies and ones domiciled in South Africa, Indonesia, and Australia. We allowed our gold position to fall well below 5%. There are some aspects of the gold situation that intrigue us, especially the very large short position due to forward sales by producers and speculation by hedge funds. If these conditions ever were to reverse, the upside could be

----------
* As of April 30, 1999, securities in the portfolio are subject to change.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       3
substantial. However, gold is one of the principal "report cards" for Alan Greenspan. With central banks holding vast supplies of gold and Greenspan wishing to see gold prices in and around $300 per ounce, we think that other natural resource investments may appreciate sooner than gold. However, should gold share prices weaken, we may add to our positions at lower prices.

The Next Five Years as Seen through Our Crystal Ball
We expect the stock market to incorporate "reflation" into its pricing of assets, which means natural resource investments should continue to do well in the coming months and years. We anticipate that the S&P 500 Index will track its underlying growth of 5% to 8% in the next few years and that P/E ratios, which have doubled since 1994, should stabilize or even decline somewhat. In this environment, we expect natural resource companies not only to provide materially higher annual returns, but also to perform well relative to the market.

We believe natural resources and so-called hard assets should do well in 1999 and in the coming years. All portfolios should have some representation in natural resources because these stocks serve two functions. First, they are likely to perform well in the coming years if we are correct in our economic assessments. In addition, many natural resource stocks can and do move counter to the market. Therefore, natural resource stocks may help to reduce portfolio volatility.

We are not sure the torrid pace of the last few months will continue. However, we remain confident that the Smith Barney Natural Resources Fund should provide competitive returns in the coming years when compared to the leading market averages.

Thank you for investing in the Natural Resources Fund. We encourage you to visit our Web site at www.smithbarney.com. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon                   /s/ John G. Goode

Heath B. McLendon                       John G. Goode
Chairman                                Vice President and
                                        Investment Officer

May 25, 1999


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                    Net Asset Value
                 ---------------------
                 Beginning      End       Income      Capital Gain     Return        Total
Period Ended     of Period   of Period   Dividends   Distributions   of Capital    Returns(1)
===============================================================================================
4/30/99           $16.56      $19.75       $0.00        $0.00           $0.00        19.26%+
-----------------------------------------------------------------------------------------------
10/31/98           23.23       16.56        0.00         0.16            0.00       (28.13)
-----------------------------------------------------------------------------------------------
10/31/97           22.95       23.23        0.33         0.00            0.00         2.67
-----------------------------------------------------------------------------------------------
10/31/96           16.50       22.95        0.00         0.00            0.00        39.09
-----------------------------------------------------------------------------------------------
10/31/95           21.44       16.50        0.00         0.00            0.00       (23.04)
-----------------------------------------------------------------------------------------------
10/31/94           18.89       21.44        0.00         0.00            0.00        13.50
-----------------------------------------------------------------------------------------------
10/31/93           13.27       18.89        0.00         0.00            0.00        42.35
-----------------------------------------------------------------------------------------------
10/31/92           13.93       13.27        0.06         0.00            0.03        (4.09)
-----------------------------------------------------------------------------------------------
10/31/91           13.63       13.93        0.00         0.00            0.00         2.20
-----------------------------------------------------------------------------------------------
10/31/90           16.96       13.63        0.21         0.00            0.11       (18.18)
-----------------------------------------------------------------------------------------------
10/31/89           16.43       16.96        0.00         0.00            0.00         3.23
===============================================================================================
Total                                      $0.60        $0.16           $0.14
===============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                    ---------------------
                    Beginning      End       Income      Capital Gain     Return        Total
Period Ended        of Period   of Period   Dividends   Distributions   of Capital    Returns(1)
================================================================================================
4/30/99              $16.00      $19.02       $0.00        $0.00           $0.00       18.87%+
------------------------------------------------------------------------------------------------
10/31/98              22.60       16.00        0.00         0.16            0.00      (28.61)
------------------------------------------------------------------------------------------------
10/31/97              22.32       22.60        0.15         0.00            0.00        1.95
------------------------------------------------------------------------------------------------
10/31/96              16.15       22.32        0.00         0.00            0.00       38.20
------------------------------------------------------------------------------------------------
10/31/95              21.14       16.15        0.00         0.00            0.00      (23.60)
------------------------------------------------------------------------------------------------
10/31/94              18.75       21.14        0.00         0.00            0.00       12.75
------------------------------------------------------------------------------------------------
Inception*-10/31/93   13.35       18.75        0.00         0.00            0.00       40.45+
================================================================================================
Total                                         $0.15        $0.16           $0.00
================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                    ---------------------
                    Beginning      End       Income      Capital Gain     Return        Total
Period Ended        of Period   of Period   Dividends   Distributions   of Capital    Returns(1)
================================================================================================
4/30/99              $16.03      $19.06       $0.00        $0.00           $0.00         18.90%+
------------------------------------------------------------------------------------------------
10/31/98              22.62       16.03        0.00         0.16            0.00        (28.54)
------------------------------------------------------------------------------------------------
10/31/97              22.32       22.62        0.15         0.00            0.00          2.04
------------------------------------------------------------------------------------------------
10/31/96              16.16       22.32        0.00         0.00            0.00         38.12
------------------------------------------------------------------------------------------------
Inception*-10/31/95   20.63       16.16        0.00         0.00            0.00        (21.67)+
================================================================================================
Total                                         $0.15        $0.16           $0.00
================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       5

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                            Without Sales Charges(1)
                                     -------------------------------------------
                                      Class A       Class B       Class L
================================================================================
Six Months Ended 4/30/99+              19.26%       18.87%         18.90%
--------------------------------------------------------------------------------
Year Ended 4/30/99                    (11.63)      (12.23)        (12.17)
--------------------------------------------------------------------------------
Five Years Ended 4/30/99                0.59        (0.08)           N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/99                 2.98          N/A            N/A
--------------------------------------------------------------------------------
Inception* through 4/30/99              2.88         5.86          (1.42)
================================================================================

                                              With Sales Charges(2)
                                     -------------------------------------------
                                      Class A       Class B        Class L
================================================================================
Six Months Ended 4/30/99+              13.31%       13.87%         16.73%
--------------------------------------------------------------------------------
Year Ended 4/30/99                    (16.06)      (16.62)        (13.92)
--------------------------------------------------------------------------------
Five Years Ended 4/30/99               (0.43)       (0.28)           N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/99                 2.46          N/A            N/A
--------------------------------------------------------------------------------
Inception* through 4/30/99              2.46         5.86          (1.64)
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                   Without Sales Charges(1)
================================================================================
Class A (4/30/89 through 4/30/99)                          42.36%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/99)                       44.65
--------------------------------------------------------------------------------
Class L (Inception* through 4/30/99)                       (6.20)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are November 24, 1986, November 6, 1992 and November 7, 1994, respectively.


--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                  the Smith Barney Natural Resources Fund Inc.
              vs. MSCI World Index and Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                            April 1989 -- April 1999

                                  [LINE CHART]

                  Natural Resources        MSCI World        S&P 500
                      Fund Inc.              Index            Index

         4/89            9,501               10,000           10,000
        10/89           10,443               10,422           11,185
        10/90            8,545                9,299           10,348
        10/91            8,733               10,827           13,806
        10/92            8,375               10,321           15,179
        10/93           11,922               13,179           17,442
        10/94           13,532               14,255           18,116
        10/95           10,414               15,685           22,900
        10/96           14,485               18,325           28,417
        10/97           14,871               21,487           37,539
        10/98           10,687               24,857           45,801
         4/99           12,746               29,722           56,019

+ Hypothetical illustration of $10,000 invested in Class A shares on April 30, 1989, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Morgan Stanley Capital International World Index ("MSCI World Index") is an arithmetic average weighted by the market value performance of 1,468 securities listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include the reinvestment of dividends. The indexes are unmanaged and not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       7

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                  April 30, 1999
--------------------------------------------------------------------------------

Portfolio Breakdown*

                                   [PIE CHART]

                     Repurchase Agreement              12.6%
                     Basic Materials - Agricultural     3.7%
                     Steel                              6.9%
                     Oil & Gas                          2.5%
                     Paper Products                    12.4%
                     Base Metals                        2.6%
                     Aluminum                           2.6%
                     Metals                             7.5%
                     Chemicals                          7.2%
                     Energy Service & Equipment         2.5%
                     Other                              6.5%
                     Oil Exploration & Products        33.0%

                                                               Percentage of
Exposure by Country                                          Total Investments
--------------------------------------------------------------------------------
United States                                                      90.2%
United Kingdom                                                      3.5
France                                                              3.1
Canada                                                              2.1
Singapore                                                           0.7
Russia                                                              0.4

                                                               Percentage of
Top Ten Common Stock Holdings                                Total Investments
--------------------------------------------------------------------------------
Barrett Resources Corp.                                             4.8%
Apache Corp.                                                        4.6
Archer-Daniels-Midland Co.                                          3.9
Burlington Resources Inc.                                           3.8
K N Energy Inc.                                                     3.8
Ocean Energy Inc.                                                   3.8
RTZ Corp.                                                           3.6
Oregon Steel Mills Industries, Inc.                                 3.4
Weyerhaeuser Co.                                                    3.3
Schlumberger Ltd.                                                   3.2

*     Percentage of total investments.


--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               April 30, 1999
--------------------------------------------------------------------------------

 SHARES                            SECURITY                             VALUE
================================================================================
COMMON STOCK -- 84.8%
Aluminum -- 2.6%
     27,000   Alcoa Inc.                                              $1,680,750
--------------------------------------------------------------------------------
Basic Materials - Agricultural -- 3.7%
    142,500   Archer-Daniels-Midland Co.                               2,137,500
      9,500   Corn Products International, Inc.                          274,312
--------------------------------------------------------------------------------
                                                                       2,411,812
--------------------------------------------------------------------------------
Basic Materials - Chemical -- 2.6%
     67,750   IMC Global Inc.                                          1,693,750
--------------------------------------------------------------------------------
Chemicals -- 2.5%
     22,500   E.I. du Pont de Nemours and Co.                          1,589,062
--------------------------------------------------------------------------------
Chemicals - Specialty -- 2.1%
     71,250   Engelhard Corp.                                          1,367,109
--------------------------------------------------------------------------------
Computers - Peripheral -- 0.2%
     25,000   Maxtor Corp.(a)                                            141,406
--------------------------------------------------------------------------------
Electronics - Semiconductor -- 0.9%
     95,000   MEMC Electronic Materials, Inc.(a)(b)                      570,000
--------------------------------------------------------------------------------
Energy Service & Equipment -- 2.5%
     49,500   Baker Hughes Inc.(b)                                     1,478,812
      9,000   Catalytica, Inc.(a)                                        123,188
--------------------------------------------------------------------------------
                                                                       1,602,000
--------------------------------------------------------------------------------
Gold -- 1.8%
     57,000   Barrick Gold Corp.(b)                                    1,147,125
    250,000   Ourominas Minerals Inc. Warrants, Expire 1/27/04(a)              0
--------------------------------------------------------------------------------
                                                                       1,147,125
--------------------------------------------------------------------------------
Metals -- 7.5%
     25,000   Brush Wellman Inc.                                         376,562
     76,000   RTI International Metals, Inc.(b)                        1,011,750
    113,000   Rio Tinto PLC                                            1,981,339
     71,250   Titanium Metals Corp.(b)                                   525,469
     38,000   Wolverine Tube, Inc.(a)                                    959,500
--------------------------------------------------------------------------------
                                                                       4,854,620
--------------------------------------------------------------------------------
Oil & Gas -- 2.5%
     59,000   Conoco Inc., Class A Shares(b)                           1,600,375
--------------------------------------------------------------------------------
Oil Exploration & Products -- 33.0%
  1,375,000   Abacan Resource Corp.(a)                                   226,875
     26,000   Abacan Resource Corp. Canada(a)                              4,641
     81,250   Apache Corp.                                             2,493,359
     15,000   Atlantic Richfield Co.                                   1,259,063
     85,750   Barrett Resources Corp.(a)                               2,604,656
     45,000   Burlington Resources Inc.                                2,072,813

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   April 30, 1999
--------------------------------------------------------------------------------

 SHARES                            SECURITY                             VALUE
================================================================================
Oil Exploration & Products -- 33.0% (continued)
     13,000   Chevron Corp.                                         $  1,296,750
     28,500   Cooper Cameron Corp.(a)(b)                               1,100,813
     36,000   Halliburton Co.                                          1,534,500
        356   Imperial Oil Ltd.                                            7,395
    100,000   K N Energy, Inc.                                         2,062,500
     57,000   Mitchell Energy & Development Corp.(b)                     876,375
    221,000   Ocean Energy Inc.(a)(b)                                  2,058,063
     50,000   Santa Fe Energy Resources, Inc.                            450,000
     27,000   Schlumberger Ltd.                                        1,724,625
     27,000   Vastar Resources, Inc.(b)                                1,481,625
--------------------------------------------------------------------------------
                                                                      21,254,053
--------------------------------------------------------------------------------
Paper Products -- 12.4%
    451,250   Asia Pacific Resources International Holdings Ltd.,
              Class A Shares(a)                                          394,844
     16,000   Champion International Corp.(b)                            875,000
     16,000   Georgia Pacific Group                                    1,480,000
     20,000   International Paper Co.(b)                               1,066,250
     21,250   Mead Corp.(b)                                              888,516
    135,200   PT Inti Indorayon Utama Tbk ADR                             12,547
     63,000   Smurfit-Stone Container Corp.(a)                         1,472,625
     27,000   Weyerhaeuser Co.                                         1,812,375
--------------------------------------------------------------------------------
                                                                       8,002,157
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 1.0%
     35,000   First American Financial Corp.                             625,625
--------------------------------------------------------------------------------
Real Estate -- 0.6%
     25,000   Catellus Development Corp.(a)(b)                           384,375
--------------------------------------------------------------------------------
Semiconductors -- 1.7%
    110,000   Cypress Semiconductor Corp.(a)                           1,127,500
--------------------------------------------------------------------------------
Steel -- 6.9%
     14,000   Nucor Corp.(b)                                             821,625
    115,000   Oregon Steel Mills Industries, Inc., Class A Shares(b)   1,883,125
     59,500   Schnitzer Steel Industries, Inc., Class A Shares           851,594
     28,500   USX-U.S. Steel Group                                       862,125
--------------------------------------------------------------------------------
                                                                       4,418,469
--------------------------------------------------------------------------------
Telephone - Long-distance -- 0.3%
     50,000   Rostelecom ADR                                             215,625
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $50,079,881)                                   54,685,813
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   April 30, 1999
--------------------------------------------------------------------------------

 SHARES                            SECURITY                             VALUE
================================================================================
CONVERTIBLE PREFERRED STOCK -- 2.6%
Base Metals -- 2.6%
     39,000   Cyprus Amax Minerals Co. (Cost--$1,442,125)            $ 1,667,250
================================================================================

  FACE
 AMOUNT                            SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 12.6%
$ 8,100,000   CIBC Wood Gundy Securities Inc., 4.700% due 5/3/99;
              Proceeds at maturity -- $8,103,172; (Fully
              collateralized by U.S. Treasury Note, 5.625% due
              12/31/99; Market value -- $8,262,898)
              (Cost -- $8,100,000)                                     8,100,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $59,622,006*)                                 $64,453,063
================================================================================
(a)   Non-income producing security.
(b)   All or a portion of this security is on loan (See Note 6).
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   April 30, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $59,622,006)                                 $ 64,453,063
  Cash                                                                              42,343
  Collateral for securities loaned (Note 6)                                     10,610,950
  Receivable for securities sold                                                 1,446,410
  Dividends and interest receivable                                                 11,931
  Receivable for Fund shares sold                                                    9,782
------------------------------------------------------------------------------------------
  Total Assets                                                                  76,574,479
------------------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities loaned (Note 6)                                        10,610,950
  Payable for securities purchased                                                 336,375
  Management fees payable                                                           34,000
  Distribution fees payable                                                         15,461
  Payable for Fund shares purchased                                                  5,496
  Accrued expenses                                                                  53,084
------------------------------------------------------------------------------------------
  Total Liabilities                                                             11,055,366
------------------------------------------------------------------------------------------
Total Net Assets                                                              $ 65,519,113
==========================================================================================
NET ASSETS:
  Par value of capital shares                                                 $      3,382
  Capital paid in excess of par value                                           80,495,907
  Undistributed net investment income                                               85,984
  Accumulated net realized loss from
    security transactions and options                                          (19,897,217)
  Net unrealized appreciation of investments                                     4,831,057
------------------------------------------------------------------------------------------
Total Net Assets                                                              $ 65,519,113
==========================================================================================
Shares Outstanding:
  Class A                                                                        1,627,113
  ----------------------------------------------------------------------------------------
  Class B                                                                        1,555,425
  ----------------------------------------------------------------------------------------
  Class L                                                                          199,513
  ----------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                              $      19.75
  ----------------------------------------------------------------------------------------
  Class B*                                                                    $      19.02
  ----------------------------------------------------------------------------------------
  Class L**                                                                   $      19.06
  ----------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per share)           $      20.79
  ----------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)           $      19.25
==========================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999

INVESTMENT INCOME:
  Dividends                                                        $    576,631
  Interest                                                               70,147
  Less: Foreign withholding tax                                          (8,704)
-------------------------------------------------------------------------------
  Total Investment Income                                               638,074
-------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                              187,517
  Distribution fees (Note 2)                                            168,588
  Shareholder and system servicing fees                                  68,312
  Registration fees                                                      36,411
  Shareholder communications                                             32,619
  Audit and legal                                                        28,313
  Directors' fees                                                        16,393
  Custody                                                                12,848
  Other                                                                   2,063
-------------------------------------------------------------------------------
  Total Expenses                                                        553,064
-------------------------------------------------------------------------------
Net Investment Income                                                    85,010
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)          (3,863,388)
    Options purchased                                                   (27,751)
    Foreign currency transactions                                         7,347
-------------------------------------------------------------------------------
  Net Realized Loss                                                  (3,883,792)
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
    Beginning of period                                              (8,724,983)
    End of period                                                     4,831,057
-------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                            13,556,040
-------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies               9,672,248
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  9,757,258
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

                                                       1999            1998
===============================================================================
OPERATIONS:
  Net investment income (loss)                   $      85,010    $    (353,064)
  Net realized loss                                 (3,883,792)     (13,475,655)
  Increase (decrease) in net unrealized
    appreciation                                    13,556,040      (14,250,250)
-------------------------------------------------------------------------------
  Increase (Decrease) in Net
    Assets From Operations                           9,757,258      (28,078,969)
-------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net realized gains                                        --         (770,167)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           --         (770,167)
-------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                  75,927,484      279,084,458
  Net asset value of shares issued
    for reinvestment of dividends                           --          732,813
  Cost of shares reacquired                        (79,717,665)    (310,116,382)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                         (3,790,181)     (30,299,111)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    5,967,077      (59,148,247)

NET ASSETS:
  Beginning of period                               59,552,036      118,700,283
-------------------------------------------------------------------------------
  End of period*                                 $  65,519,113    $  59,552,036
===============================================================================
* Includes undistributed (overdistributed)
    net investment income of:                    $      85,984    $      (6,373)
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Natural Resources Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. Gold bullion is valued at the daily London afternoon fixing;
(c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $459,457 and accumulated net realized gain of $14 was reclassified to paid-in capital. Net investment income, net realized gains and


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

net assets were not affected by this adjustment; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the six months ended April 30, 1999, SSB received brokerage commissions of $13,980.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended April 30, 1999, CDSC's paid to CFBDS and sales charges received by CFBDS were approximately:

                                              Class A      Class B      Class L
================================================================================
CDSCs                                              --      $49,000          --
--------------------------------------------------------------------------------
Sales Charges                                 $18,000           --      $2,000
================================================================================


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the six months ended April 30, 1999, total Distribution Plan fees incurred were:

                                              Class A      Class B      Class L
================================================================================
Distribution Plan Fees                        $27,144     $127,350      $14,094
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the six months ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $33,791,106
--------------------------------------------------------------------------------
Sales                                                                37,532,314
================================================================================

At April 30, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $12,299,544
Gross unrealized depreciation                                        (7,468,487)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 4,831,057
================================================================================

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1999, there were no open futures contracts.

5. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 1999, the Fund had no open purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended April 30, 1999, the Fund did not write any covered call or put options.


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 1999, the Fund loaned common stock having a value of $10,318,813 and holds the following collateral for loaned securities.

Security Descriptions                                                   Value
================================================================================
Repurchase Agreements:
  Merrill Lynch Securities/MLPFS, 4.9875 due 5/3/99                $ 1,941,535
  NationsBanc Montgomery Securities, 4.9875 due 5/3/99               2,119,281

Time Deposits:
  Argentaria Caja Postal Banco Hipote, 4.8750 due 5/3/99               519,566
  Caisse de Depots ET Consign, Parris, 4.8750 due 5/3/99               519,566
  Caisse National de Credit Agricole, 4.9375 due 5/3/99                519,566
  Commerzbank AG, Frankfurt, 5.1250 due 5/3/99                         519,566
  Dresdner Bank, Grand Caymen, 4.9688 due 5/3/99                       519,565
  National Australia Bank, 4.8750 due 5/3/99                           519,565
  Southtrust Bank of Alabama, 5.0000 due 5/3/99                        410,183

Commercial Paper:
  Associates First Capital, 4.9420 due 5/3/99                          519,352
  Barton Capital Corp., 5.1022 due 5/3/99                              341,674
  BP Capital PLC, 5.1022 due 5/3/99                                    519,345
  General Electric Credit, 4.9520 due 5/3/99                           519,351
  General Motors ACC Corp., 4.9420 due 5/3/99                          507,698
  Market Street Funding, 5.1022 due 5/3/99                             341,674
  Wood Street Funding Corp., 5.0521 due 5/3/99                         273,463
--------------------------------------------------------------------------------
Total                                                              $10,610,950
================================================================================

Interest income earned from securities lending for the six months ended April 30, 1999 was $4,658.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8. Concentration of Risk

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund also intends to invest at least 65% of its assets in natural resource-related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

9. Capital Loss Carryforward

At October 31, 1998, the Fund had, for Federal income tax purposes, approximately $15,192,000 of capital loss carryforwards available to offset any future realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                        10/31/99       10/31/00       10/31/06
================================================================================
Carryforward Amounts                   $1,000,000     $1,320,000     $12,872,000
================================================================================

10. Capital Shares

At April 30, 1999, the Fund had three billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At April 30, 1999, total paid-in capital amounted to the following for each class:

                                     Class A           Class B          Class L
================================================================================
Total Paid-in Capital              $49,114,003      $27,349,042      $4,036,244
================================================================================

Transactions in shares of each class were as follows:

                                   Six Months Ended                    Year Ended
                                    April 30, 1999                  October 31, 1998
                             ---------------------------      ----------------------------
                                Shares         Amount           Shares           Amount
==========================================================================================
Class A
Shares sold                   4,011,407    $  67,709,040       12,798,401    $ 253,356,342
Shares issued on
  reinvestment                       --               --           14,116          279,913
Shares reacquired            (4,023,828)     (67,637,747)     (13,131,266)    (261,226,158)
------------------------------------------------------------------------------------------
Net Increase (Decrease)         (12,421)   $      71,293         (318,749)   $  (7,589,903)
==========================================================================================
Class B
Shares sold                     411,590    $   6,850,256        1,175,562    $  22,620,288
Shares issued on
  reinvestment                       --               --           21,547          415,220
Shares reacquired              (687,536)     (10,867,362)      (2,322,354)     (43,993,495)
------------------------------------------------------------------------------------------
Net Decrease                   (275,946)   $  (4,017,106)      (1,125,245)   $ (20,957,987)
==========================================================================================
Class L
Shares sold                      78,872    $   1,368,186          157,951    $   3,107,828
Shares issued on
  reinvestment                       --               --            1,953           37,680
Shares reacquired               (72,521)      (1,212,556)        (249,370)      (4,896,729)
------------------------------------------------------------------------------------------
Net Increase (Decrease)           6,351    $     155,630          (89,466)   $  (1,751,221)
==========================================================================================


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

Class A Shares                               1999(1)(2)      1998(2)       1997       1996(2)       1995         1994
=======================================================================================================================
Net Asset Value, Beginning of Period           $16.56        $23.23       $22.95       $16.50       $21.44       $18.89
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                   0.05         (0.01)       (0.12)        0.08        (0.23)#      (0.06)
  Net realized and unrealized
    gain (loss)                                  3.14         (6.50)        0.73         6.37        (4.71)        2.61
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              3.19         (6.51)        0.61         6.45        (4.94)        2.55
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            --            --        (0.33)          --           --           --
  Net realized gain                                --         (0.16)          --           --           --           --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                --         (0.16)       (0.33)          --           --           --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $19.75        $16.56       $23.23       $22.95       $16.50       $21.44
-----------------------------------------------------------------------------------------------------------------------
Total Return                                    19.26%++     (28.13)%       2.67%       39.09%      (23.04)%      13.50%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $32,129       $27,147      $45,488      $50,521      $27,884      $41,370
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.88%+        1.57%        1.51%        1.62%        1.99%        1.81%
  Net investment income (loss)                   0.66+        (0.05)       (0.32)        0.15        (1.46)       (0.34)
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            70%          151%         101%         120%          40%          50%
=======================================================================================================================

(1)   For the six months ended April 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
#     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

Class B Shares                         1999(1)(2)    1998(2)       1997      1996(2)      1995        1994
============================================================================================================
Net Asset Value, Beginning
  of Period                              $16.00       $22.60      $22.32      $16.15      $21.14      $18.75
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)             0.01        (0.13)      (0.27)      (0.09)      (0.22)#     (0.33)
  Net realized and unrealized
    gain (loss)                            3.01        (6.31)       0.70        6.26       (4.77)       2.72
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        3.02        (6.44)       0.43        6.17       (4.99)       2.39
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      --           --       (0.15)         --          --          --
  Net realized gain                          --        (0.16)         --          --          --          --
------------------------------------------------------------------------------------------------------------
Total Distributions                          --        (0.16)      (0.15)         --          --          --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $19.02       $16.00      $22.60      $22.32      $16.15      $21.14
------------------------------------------------------------------------------------------------------------
Total Return                              18.87%++    (28.61)%      1.95%      38.20%     (23.60)%     12.75%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $29,587      $29,309     $66,819     $73,969     $25,747     $37,704
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                 2.52%+       2.23%       2.18%       2.29%       2.62%       2.54%
  Net investment income (loss)             0.07+       (0.71)      (0.99)      (0.83)      (2.11)      (1.06)
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      70%         151%        101%        120%         40%         50%
============================================================================================================

(1)   For the six months ended April 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
#     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

Class L Shares                              1999(1)(2)   1998(2)(3)      1997        1996(2)    1995(4)
======================================================================================================
Net Asset Value, Beginning of Period          $16.03       $22.62       $22.32       $16.16     $20.63
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                  0.01        (0.12)       (0.23)        0.05      (0.29)#
  Net realized and unrealized gain (loss)       3.02        (6.31)        0.68         6.11      (4.18)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             3.03        (6.43)        0.45         6.16      (4.47)
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --           --        (0.15)          --         --
  Net realized gain                               --        (0.16)          --           --         --
------------------------------------------------------------------------------------------------------
Total Distributions                               --        (0.16)       (0.15)          --         --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $19.06       $16.03       $22.62       $22.32     $16.16
------------------------------------------------------------------------------------------------------
Total Return                                   18.90%++    (28.54)%       2.04%       38.12%    (21.67)%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $3,803       $3,096       $6,393       $7,602       $572
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      2.43%+       2.17%        2.12%        2.25%      2.69%+
  Net investment income (loss)                  0.15+       (0.63)       (0.92)       (0.21)     (1.97)+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           70%         151%         101%         120%        40%
======================================================================================================

(1)   For the six months ended April 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4)   For the period from November 7, 1994 (inception date) to October 31, 1995.
#     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

                                                     SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Directors
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Manager
SSBC Fund Management Inc.

Distributor
CFBDS, Inc.

Custodian
The Chase Manhattan Bank, N.A.

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Natural Resources Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Natural Resources
Fund Inc.
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0299 6/99